Lazard Funds Summary Prospectus  April 30, 2014

Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. The Portfolio’s Prospectus and Statement of Additional Information (“SAI”), both dated April 30, 2014 (as revised or supplemented), are incorporated by reference into this Summary Prospectus. You can find the Portfolio’s Prospectus, SAI and other information about the Portfolio online at www.LazardNet.com/lam/us/lazardfunds.shtml. You can also get this information at no cost by calling (800) 823-6300 or by sending an e-mail request to ContactUs@LazardNet.com.

	Institutional Shares	Open Shares
Lazard US Realty Income Portfolio	LRIIX	LRIOX

Investment Objectives

The Portfolio’s primary investment objective is current income, with long-term capital appreciation as a secondary objective.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio, a series of The Lazard Funds, Inc. (the “Fund”).

	Institutional Shares	Open Shares

Shareholder Fees (fees paid directly from your investment) Maximum Redemption Fee (as a % of amount redeemed, on shares owned for 30 days or less)	1.00%	1.00%

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	.75%	.75%

Distribution and Service (12b-1) Fees	None	.25%

Other Expenses	.23%	.24%

Total Annual Portfolio Operating Expenses	.98%	1.24%

Fee Waiver and Expense Reimbursement*	—	—

Total Annual Portfolio Operating Expenses After Fee Waiver and Expense Reimbursement*	.98%	1.24%

*

Reflects a contractual agreement by Lazard Asset Management LLC (the “Investment Manager”) to waive its fee and, if necessary, reimburse the Portfolio through April 30, 2016, to the extent Total Annual Portfolio Operating Expenses exceed 1.00% and 1.30% of the average daily net assets of the Portfolio’s Institutional Shares and Open Shares, respectively, exclusive of taxes, brokerage, interest on borrowings, fees and expenses of “Acquired Funds” and extraordinary expenses, and excluding shareholder redemption fees or other transaction fees. This agreement can only be amended by agreement of the Fund, upon approval by the Fund’s Board of Directors, and the Investment Manager to lower the net amount shown and will terminate automatically in the event of termination of the Investment Management Agreement between the Investment Manager and the Fund, on behalf of the Portfolio.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same, giving effect to the fee waiver and expense reimbursement arrangement described above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Institutional Shares	$100	$312	$542	$1,201

Open Shares	$126	$393	$681	$1,500

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 104% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Portfolio invests at least 80% of its assets in dividend-paying common and preferred stocks, convertible securities and fixed income securities of US Realty Companies (defined below), as well as certain synthetic instruments related to US Realty Companies. Such synthetic instruments are investments that have economic characteristics similar to the Portfolio’s direct investments in US Realty Companies and may include warrants, rights, options and shares of exchange traded funds (“ETFs”).

The Investment Manager focuses on investments having the potential to deliver regular income and to offer the opportunity for long-term growth and capital appreciation. The Investment Manager conducts proprietary quantitative, qualitative and on-site real estate analysis to select the Portfolio’s investments, which may include, as appropriate, research at the macroeconomic, sector, company and property level. The Investment Manager’s individual company research may consider a number of quantitative measures, including earnings growth potential, price to earnings or free cash flow multiples, price to net asset value (“NAV”) ratios, dividend yield and potential for growth, return on equity and return on assets, as well as qualitative factors such as overall business and growth strategy and quality of management.

“Realty Companies” are real estate-related companies of any size including, but not limited to, real estate investment trusts (“REITs”), real estate operating or service companies and companies in the homebuilding, lodging and hotel industries, as well as companies engaged in the natural resources and utility industries, and other companies whose investments, balance sheets or income statements are real estate-intensive (i.e., the company’s actual or anticipated revenues, profits, assets, services or products are related to real estate including, but not limited to, the ownership, renting, leasing, construction, management, development or financing of commercial, industrial or residential real estate).

The Portfolio’s investments in preferred stock and convertible and fixed income securities may include securities which, at the time of purchase, are rated below “investment grade” by a nationally recognized statistical rating organization, or the unrated equivalent as determined by the Investment Manager (“junk bonds”).

The Portfolio may invest in issuers of any market capitalization and securities of any maturity, and the Portfolio’s investments also may include securities purchased in initial public offerings.

The Portfolio also may invest up to 25% of its net assets in companies organized as master limited partnerships and their affiliates.

The Portfolio also may invest up to 20% of its assets in other securities and instruments of companies or entities (which need not be US Realty Companies), including, but not limited to, securities of non-US companies and other investment companies.

The Portfolio may, but is not required to, write put and covered call options on securities and indexes, for hedging purposes or to seek to increase returns.

When the Investment Manager determines that adverse market conditions exist, the Portfolio may adopt a temporary defensive position and invest some or all of its assets in money market instruments. In pursuing a temporary defensive strategy, the Portfolio may forgo potentially more profitable investment strategies and, as a result, may not achieve its stated investment objective.

Although the Portfolio is classified as “diversified” under the Investment Company Act of 1940, as amended, it may invest in a smaller number of issuers than other, more diversified, investment portfolios.

Principal Investment Risks

The value of your investment in the Portfolio will fluctuate, which means you could lose money.

Market Risk. Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Portfolio’s investments. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Portfolio.

Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well

Summary Prospectus3

as the historical and prospective earnings of the issuer and the value of its assets or factors unrelated to the issuer’s value, such as investor perception.

Realty Companies Risk. Since the Portfolio focuses its investments in Realty Companies, the Portfolio could lose money due to the performance of real estate-related securities even if securities markets generally are experiencing positive results. The performance of investments made by the Portfolio may be determined to a great extent by the current status of the real estate industry in general, or by other factors (such as interest rates and the availability of loan capital) that may affect the real estate industry, even if other industries would not be so affected. Consequently, the investment strategies of the Portfolio could lead to securities investment results that may be significantly different from investments in securities of other industries or sectors or in a more broad-based portfolio generally.

The risks related to investments in Realty Companies include, but are not limited to: adverse changes in general economic and local market conditions; adverse developments in employment; changes in supply or demand for similar or competing properties; unfavorable changes in applicable taxes, governmental regulations and interest rates; operating or development expenses; and lack of available financing. An investment in REITs may be adversely affected or lost if the REIT fails to comply with applicable laws and regulations. If the Portfolio invests in a REIT that subsequently fails to qualify as a REIT under the Internal Revenue Code of 1986, as amended, it is highly likely that the REIT will be subject to a substantial additional income tax liability that could cause it to liquidate investments, borrow funds under adverse conditions or, possibly, fail.

Small and Mid Cap Companies Risk. Many Realty Companies are small and mid cap companies, which carry additional risks because their earnings tend to be less predictable, their share prices more volatile and their securities less liquid than larger, more established companies. The securities of small and mid cap companies tend to trade less frequently than those of larger companies, which can have an adverse effect on the pricing of these securities and on the ability to sell these securities when the Investment Manager deems it appropriate.

Preferred Securities Risk. There are various risks associated with investing in preferred securities, including credit risk; interest rate risk; deferral and omission of distributions; subordination; call and reinvestment risk; limited liquidity; limited voting rights; and special issuer redemption rights. In addition, unlike common stock, participation in the growth of an issuer may be limited.

•

Credit risk is the risk that a security held by the Portfolio will decline in price or the issuer of the security will fail to make dividend, interest or principal payments when due because the issuer experiences a decline in its financial status.

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Interest rate risk is the risk that securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall. Securities with longer periods before maturity or effective durations may be more sensitive to interest rate changes.

•	Preferred securities may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer.

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Preferred securities are generally subordinated to bonds and other debt instruments in an issuer’s capital structure in terms of having priority to corporate income, claims to corporate assets and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

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During periods of declining interest rates, an issuer may be able to exercise an option to call, or redeem, its issue at par earlier than the scheduled maturity, which is generally known as call risk. If this occurs during a time of lower or declining interest rates, the Portfolio may have to reinvest the proceeds in lower yielding securities (and the Portfolio may not benefit from any increase in the value of its portfolio holdings as a result of declining interest rates). This is known as reinvestment risk.

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Certain preferred securities may be substantially less liquid than many other securities, such as common stocks or US Government securities. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Portfolio or at prices approximating the value at which the Portfolio is carrying the securities on its books.

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Generally, traditional preferred securities offer no voting rights with respect to the issuer unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer’s board.

4Summary Prospectus

Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights. Hybrid-preferred security holders generally have no voting rights.

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In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in US federal income tax or securities laws. As with call provisions, a redemption by the issuer may negatively impact the return of the security held by the Portfolio.

Other Equity Securities Risks. The market value of a convertible security tends to perform like that of a regular debt security so that, if market interest rates rise, the value of the convertible security falls. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale, price fluctuations and the failure of the price of the underlying security to reach a level at which the warrant can be prudently exercised, in which case the warrant may expire without being exercised and result in a loss of the Portfolio’s entire investment.

Fixed-Income Securities Risk. While fixed income securities are designed to produce a stable stream of income, their prices move inversely with changes in interest rates (i.e., as interest rates go up, prices go down). Fixed-income securities are subject to interest rate risk, credit risk and call and reinvestment risk as described above for preferred securities. The Portfolio’s investments in lower-rated, higher-yielding securities are subject to greater credit risk than its higher-rated investments. If there is a decline in the credit quality of a fixed-income security (or any guarantor of payment on such security), or a perception of a decline, the security’s value could fall, potentially lowering the Portfolio’s share price. Junk bonds tend to be more volatile, less liquid and are considered speculative. During unusual market conditions, the Portfolio may not be able to sell certain securities at the time and price it would like.

Non-US Securities Risk. The Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolio invests. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. In addition, investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries.

Non-Diversification Risk. The Portfolio’s NAV may be more vulnerable to changes in the market value of a single issuer or group of issuers and may be relatively more susceptible to adverse effects from any single corporate, industry, economic, market, political or regulatory occurrence than if the Portfolio’s investments consisted of securities issued by a larger number of issuers.

Options Risk. Writing options on securities and indexes, including for hedging purposes, may reduce returns or increase volatility, perhaps substantially, and may cause the Portfolio to experience losses greater than if the Portfolio had not engaged in such transactions. Writing options is subject to many of the risks of, and can be highly sensitive to changes in the value of, the related security or index. As such, a small commitment to written options could potentially have a relatively large impact on the Portfolio’s performance. Purchasing options will reduce returns by the amount of premiums paid for options that are not exercised. Over-the-counter options purchased on securities and indexes are subject to the risk of default by the counterparty and can be illiquid.

Investment Companies and ETF Risk. Any investments in other investment companies and ETFs are subject to the risks of the investments of the investment companies and ETFs, as well as to the general risks of investing in investment companies and ETFs. Portfolio shares will bear not only the Portfolio’s management fees and operating expenses, but also their proportional share of the management fees and operating expenses of any other investment companies and ETFs in which the Portfolio invests.

High Portfolio Turnover Risk. The Portfolio’s investment strategy may involve high portfolio turnover (such as 100% or more). A portfolio turnover rate of 100%, for example, is equivalent to the Portfolio buying and selling all of its securities once during the course of the year. A high portfolio turnover rate could result in high transaction costs and an increase in taxable capital gains distributions to the Portfolio’s shareholders, which will reduce returns to shareholders.

Summary Prospectus5

Performance Bar Chart and Table
Year-by-Year Total Returns for Open Shares
As of 12/31

The accompanying bar chart and table provide some indication of the risks of investing in Lazard US Realty Income Portfolio by showing the Portfolio’s year-by-year performance and its average annual performance compared to that of broad measures of market performance. The Portfolio commenced operations after all of the assets of an investment company advised by Grubb & Ellis Alesco Global Advisors, LLC, Grubb & Ellis AGA Realty Income Fund (the “Predecessor Realty Income Fund”), were transferred to the Portfolio in exchange for Open Shares of the Portfolio in a tax-free reorganization on September 23, 2011. The bar chart shows how the performance of the Portfolio’s Open Shares (or the Predecessor Realty Income Fund’s Class A shares, prior to September 23, 2011) has varied from year to year. Updated performance information is available at www.LazardNet.com or by calling (800) 823-6300. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future.

Best Quarter: 6/30/09 40.10% Worst Quarter: 3/31/09 -13.67%

Average Annual Total Returns
(for the periods ended December 31, 2013)

After-tax returns are shown only for Open Shares. After-tax returns of the Institutional Shares will vary. After-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The 50% FTSE NAREIT All Equity REITs® Index/50% Wells Fargo Hybrid and Preferred Securities REIT® Index shown in the table is an unmanaged index created by the Investment Manager, and is a 50/50 blend of the FTSE NAREIT All Equity REITs Index and the Wells Fargo Hybrid and Preferred Securities REIT Index.

6Summary Prospectus

	Inception Date	1 Year	5 Years	Life of Portfolio

Open Shares:	7/30/08

Returns Before Taxes		1.99%	23.40%	11.65%

Returns After Taxes on Distributions		-3.83%	17.97%	6.84%

Returns After Taxes on Distributions and Sale of Portfolio Shares		2.02%	17.61%	7.81%

Institutional Shares (Returns Before Taxes)	9/26/11	2.37%	N/A	15.46%

FTSE NAREIT All Equity REITs Index (reflects no deduction for fees, expenses or taxes)		2.86%	16.90%	5.60% (Open) 15.92% (Institutional)

Wells Fargo Hybrid and Preferred Securities REIT Index (reflects no deduction for fees, expenses or taxes)		-5.52%	18.20%	11.51% (Open) 4.11% (Institutional)

50% FTSE NAREIT All Equity REITs Index/50% Wells Fargo Hybrid and Preferred Securities REIT Index (reflects no deduction for fees, expenses or taxes)		-1.26%	18.03%	9.21% (Open) 10.11% (Institutional)

Management

Investment Manager

Lazard Asset Management LLC

Portfolio Manager/Analysts

Jay P. Leupp, portfolio manager/analyst on the Investment Manager’s Global Real Estate Securities team, has been with the Portfolio since September 2011 and previously was a portfolio manager of the Predecessor Realty Income Fund since July 2008.

David R. Ronco, portfolio manager/analyst on the Investment Manager’s Global Real Estate Securities team, has been with the Portfolio since September 2011.

Purchase and Sale of Portfolio Shares

The initial investment minimums are:

Institutional Shares	$100,000

Open Shares*	$2,500

*	Unless the investor is a client of a securities dealer or other institution which has made an aggregate minimum initial purchase for its clients of at least $2,500 for Open Shares.

The subsequent investment minimum is $50.

Portfolio shares are redeemable through the Fund’s transfer agent, Boston Financial Data Services, Inc., on any business day by telephone, mail or overnight delivery. Clients of financial intermediaries may be subject to the intermediaries’ procedures.

Tax Information

All dividends and short-term capital gains distributions are generally taxable to you as ordinary income, and long-term capital gains are generally taxable as such, whether you receive the distribution in cash or reinvest it in additional shares.

Financial Intermediary Compensation

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and/or the Investment Manager and its affiliates may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Lazard Asset Management LLC • 30 Rockefeller Plaza • New York, NY 10112 • www.lazardnet.com
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